UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2025

ENGlobal Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-14217	88-0322261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11740 Katy Fwy – Energy Tower III, Suite 350 Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-878-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on March 5, 2025, ENGlobal Corporation (the “Company”) and its direct and indirect domestic subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 cases are being administered under the caption “In re ENGlobal Corporation, et al.”, Case No. 25-90083 (the “Chapter 11 Cases”). On March 24, 2025, the Bankruptcy Court entered an order approving bidding procedures (the “Bidding Procedures Order”), which, among other things, authorized the Debtors to select a stalking horse purchaser in connection with the sale of substantially all of the Debtors’ assets and enter into a related purchase agreement.

On April 15, 2025, the Company, and certain of its wholly-owned direct and indirect subsidiaries, ENGlobal U.S., Inc. and ENGlobal Technologies, LLC (collectively with the Company, the “Sellers”), entered into an Asset Purchase Agreement (the “Agreement”) with Gulf Island Automation & Infrastructure, LLC as a stalking horse purchaser (the “Buyer”), pursuant to which the Sellers agreed to sell substantially all of their assets (the “Assets”), including equity interests in the Company’s wholly-owned subsidiary, ENGlobal Government Services, Inc., to the Buyer. The purchase price for the Assets will be satisfied by the Buyer by (i) a credit bid pursuant to Section 363(k) of the Bankruptcy Code and offset against all of the indebtedness owed to the Buyer under the $2,500,000 secured debtor-in-possession credit facility provided to the Debtors in the Chapter 11 Cases by Gulf Island Fabrication, Inc. and (ii) the assumption by the Buyer of certain liabilities of the Sellers. The transaction is part of a sale process under Section 363 of the Bankruptcy Code that will be subject to approval by the Bankruptcy Court at a sale hearing presently scheduled to be held in the Bankruptcy Court on April 25, 2025 at 10:00 a.m. (prevailing Central Time). Pursuant to the Bidding Procedures Order, the bid deadline was 5:00 p.m. (prevailing Central Time) on April 17, 2025. After expiration of the bid deadline, the Debtors selected the Buyer as the successful bidder for the Assets. As no other qualified bids were submitted by the bid deadline, the auction contemplated by the Bidding Procedures Order has been cancelled.

The Agreement contains customary representations and warranties of the parties and is subject to a number of closing conditions, including, among others, (i) the accuracy of representations and warranties of the parties; (ii) the entry of an order approving the Agreement and the transactions therein by the Bankruptcy Court; and (iii) compliance in all material respects with the obligations of the parties set forth in the Agreement.

The Agreement may be terminated, subject to certain exceptions: (i) by the mutual written consent of the parties; or (ii) by either of the parties (a) if a governmental authority issues a final, non-appealable ruling or order prohibiting the transactions contemplated by the Agreement, (b) if the Bankruptcy Court enters an order either dismissing or converting the Chapter 11 Cases into cases under Chapter 7 of the Bankruptcy Code, (c) for certain material breaches by the other party of its representations and warranties or covenants in the Agreement that remain uncured, (d) if the closing has not occurred by June 30, 2025, or (e) if Sellers enter into and consummates an Alternative Transaction (as defined in the Agreement).

The Agreement provides that the Sellers will pay a break-up fee to the Buyer equal to 3% of the purchase price to be paid for the Assets and will reimburse the Buyer’s reasonable and documented out-of-pocket expenses incurred in connection with the Agreement up to an aggregate amount of $75,000, in each case, upon termination of the Agreement in connection with the entry into and consummation by the Sellers of an Alternative Transaction (as defined in the Agreement).

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is filed herewith as Exhibit 2.1 and is incorporated by reference herein. The representations and warranties contained in the Agreement were made only for the purposes of the Agreement and solely for the benefit of the parties thereto. Those representations and warranties may be subject to important limitations and qualifications agreed to by the contracting parties. Some of those representations and warranties may not be accurate or complete as of any particular date because they are subject to contractual standards of materiality different from that generally applicable to public disclosures to stockholders. Furthermore, the representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and they may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this Current Report on Form 8-K. Accordingly, you should not rely upon the representations and warranties in the Agreement as statements of factual information.

Court filings and other information related to the Chapter 11 Cases are available at a website administered by the Company’s noticing and claims agent https://cases.ra.kroll.com/ENGlobal/. The documents and other information on this website are not part of this Current Report on Form 8-K and shall not be deemed incorporated by reference herein.

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act, as amended (the “Securities Act”), and Section 21E of the Exchange Act , as amended (the “Exchange Act”). All statements other than statements of historical facts included in this Current Report on Form 8-K are forward looking statements. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.

Among those risks, trends and uncertainties are: (i) the Company’s ability to obtain Court approval with respect to motions or other requests made to the Court in the Chapter 11 Cases, including maintaining strategic control as debtor-in-possession; (ii) the ability of the Company and its subsidiaries to negotiate and consummate a sale transaction, including the transaction contemplated by the Agreement; (iii) the effects of the Company’s bankruptcy filing on the Company and on the interests of various constituents, including holders of the Company’s common stock; (iv) Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases generally; (v) the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; (vi) risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to negotiate and consummate a sale transaction, including the transaction contemplated by the Agreement; (vii) the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations; (viii) increased advisory costs during the pendency of the Chapter 11 Cases; (ix) exposure to potential litigation and inherent risks involved in a bankruptcy process; (x) the impact on the Company’s ability to access the public capital markets; and (xi) other factors disclosed by the Company from time to time in its filings with the Securities and Exchange Commission, including those described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company does not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

Exhibit 2.1	Asset Purchase Agreement, dated April 15, 2025, by and among ENGlobal Corporation, a Nevada corporation, ENGlobal U.S., Inc., a Texas corporation, and ENGlobal Technologies, LLC, a Texas limited liability company and Gulf Island Automation & Infrastructure, LLC, a Delaware limited liability company
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGlobal Corporation
(Registrant)

April 21, 2025	/s/ William A. Coskey
(Date)	William A. Coskey, Chief Executive Officer